UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

As previously reported, between May 14, 2025 and May 19, 2025, the Company issued convertible promissory notes (the “Notes”), to several accredited investors (the “Holders”), in the aggregate principal amount of $575,000 in connection with a Securities Purchase Agreement entered into by and between the Company and the Holders (the “SPA”). The Company received $500,000, before fees.

On December 4, 2025, the Company received a Notice of Conversion (the “Holder’s Notice of Conversion”) from one of the Holders converting an aggregate of $45,738.82 of the principal amount and interest due under the Notes into 964,954 shares of the Company’s common stock (the “Holder’s Shares”). Pursuant to the terms of the Note and the Holder’s Notice of Conversion, the Company issued the Holder’s Shares. The Holder’s Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

As previously reported, between June 6, 2025 and June 9, 2025, the Company issued convertible promissory notes (the “Lender Notes”), to seven non-affiliated accredited investors (the “Lenders”), in the aggregate principal amount of $5,117,647.06 in connection with a Securities Purchase Agreement entered into by and between the Company and the Lenders (the “Lender SPA”). Under the terms of the Lender SPA and the Lender Notes, the Company received $4,350,000 prior to deducting customary fees.

On December 8, 2025 and December 9, 2025, the Company received two Notices of Conversion from the Lenders converting $100,000 and $19,750 of the amounts due under the Lender Notes into 2,262,443 and 500,000 shares of the Company’s common stock (the “Lender Shares”), respectively. Pursuant to the terms of the Lender Notes and the Notices of Conversion, the Company issued the Lender Shares. The Lender Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

ITEM 7.01	Regulation FD Disclosure.

On December 4, 2025, Vivakor, Inc. (“Vivakor” or the “Company”) issued a press release announcing initiation of an international fuel transaction into Mexico utilizing Vivakor Supply & Trading, LLC, a wholly-owned subsidiary of Vivakor. The full text of the press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

A copy of the press release is furnished as Exhibits 99.1 of this Report. The press release furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Title
99.1*	Press Release dated December 4, 2025 Regarding International Fuel Transaction in Mexico
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	These exhibits are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: December 10, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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